Employee Benefits	12 Months Ended
Dec. 31, 2020
Employee Benefits [Abstract]
Disclosure of employee benefits [text block]

01 – Employee Benefits

Share-Based Compensation Plans

The Group made grants of share-based compensation under the DB Equity Plan. This plan represents a contingent right to receive Deutsche Bank common shares after a specified period of time. The award recipient is not entitled to receive dividends during the vesting period of the award.

The share awards granted under the terms and conditions of the DB Equity Plan may be forfeited fully or partly if the recipient voluntarily terminates employment before the end of the relevant vesting period (or release period for Upfront Awards). Vesting usually continues after termination of employment in cases such as redundancy or retirement.

In countries where legal or other restrictions hinder the delivery of shares, a cash plan variant of the DB Equity Plan was used for granting awards, and for employees of certain legal entities, deferred equity is replaced with restricted shares due to local regulatory requirements.

Please note that this table does not cover awards granted to the Management Board, and from 2018 this table does not cover AIFMD/UCITS MRTs, or DWS Share-Based Compensation Payments, please refer to separate DWS section that covers grants to this population.

The following table sets forth the basic terms of these share plans:

Grant year(s)	Deutsche Bank Equity Plan	Vesting schedule	Eligibility
2019-2020	Annual Award	1/4: 12 months[1]	Select employees as
		1/4: 24 months[1]	annual performance-based
		1/4: 36 months[1]	compensation
		1/4: 48 months[1]	(CB/IB/CRU)[2]
	Annual Award	1/3: 12 months[1]	Select employees as
		1/3: 24 months[1]	annual performance-based
		1/3: 36 months[1]	compensation (non-CB/IB/CRU)[2]

	Annual Award	1/5: 12 months[1]	Select employees as
		1/5: 24 months[1]	annual performance-based
		1/5: 36 months[1]	compensation (Senior Management)
1/5: 48 months[1]
1/5: 60 months[1]
	Retention/New Hire	Individual specification	Select employees to attract and retain the best talent
	Annual Award – Upfront	Vesting immediately at grant[3]	Regulated employees
2017 -2018	Annual Award	1/4: 12 months[1]	Select employees as
		1/4: 24 months[1]	annual performance-based
		1/4: 36 months[1]	compensation
1/4: 48 months[1]
		Or cliff vesting after 54 months[1]	Members of Senior Leadership Cadre
	Retention/New Hire	Individual specification	Select employees to attract and retain the best talent
	Key Retention Plan (KRP)[4]	1/2: 50 months[3]	Material Risk Takers (MRTs)
1/2: 62 months[3]
		Cliff vesting after 43 months	Non-Material Risk Takers (non-MRTs)
2016	Key Position Award (KPA)[5]	Cliff-vesting after 4 years[3]	Select employees as annual retention

[1]For InstVV-regulated employees (and Senior Management) a further retention period of twelve months applies (six months for awards granted from 2017 -2018).

[2]For grant year 2019 divisions were called CIB, for grant year 2020 CIB is split into CB/IB/CRU.

[3]Share delivery takes place after a further retention period of twelve months.

[4]Equity-based awards granted under this plan in January 2017 were subject to an additional share price condition and were forfeited as a result of this condition not being met.

5A predefined proportion of the individual’s KPA was subject to an additional share price condition and was forfeited as a result of this condition not being met.

Furthermore, the Group offers a broad-based employee share ownership plan entitled Global Share Purchase Plan (“GSPP”). The GSPP offers employees in specific countries the opportunity to purchase Deutsche Bank shares in monthly installments over one year. At the end of the purchase cycle, the bank matches the acquired stock in a ratio of one to one up to a maximum of ten free shares, provided that the employee remains at Deutsche Bank Group for another year. In total, about 48 staff from 0 countries enrolled in the twelfth cycle that began in November 2020.

The Group has other local share-based compensation plans, none of which, individually or in the aggregate, are material to the consolidated financial statements.

The following table sets out the movements in share award units, including grants under the cash plan variant of the DB Equity Plan.

Share units (in thousands)	2020	2019
Balance outstanding as of January 01	168,332	143,923[1]
Granted	44,768	64,217
Released	(32,454)	(28,475)
Forfeited	(62,398)	(11,157)
Other movements	(441)	(177)
Balance outstanding as of December 31	117,806	168,332

[1]Share Units outstanding at the beginning of year 2019 restated

The DB Equity Plan includes awards with share price hurdles under both the Key Position Award and the Key Retention Plan. The share price hurdle condition for both plans was measured during 2020 and was not met. As a result approximately 56 million share units were forfeited. In accordance with IFRS 2 the forfeiture due to a market performance condition did not result in a reversal to the recorded expense.

The following table sets out key information regarding awards granted, released and remaining in the year.

	2020			2019
	Weighted average fair value per award granted in year	Weighted average share price at release in year	Weighted average remaining contractual life in years	Weighted average fair value per award granted in the year	Weighted average share price at release in year	Weighted average remaining contractual life in years
DB Equity Plan	€ 7.20	7.79	2	€ 6.34	7.6	2

Share-based payment transactions resulting in a cash payment give rise to a liability, which amounted to approximately € 56 million and VALUE! for the years ended December 31, 2020 and 2019, respectively.

The grant volume of outstanding share awards was approximately € 0.0 billion and € 0.0 billion as of December 31, 2020 and 2019, respectively. Thereof, approximately VALUE! and VALUE! had been recognized as compensation expense in the reporting year or prior to that. Hence, compensation expense for deferred share-based compensation not yet recognized amounted to approximately € 1.1 billion and € 1.2 billion as of December 31, 2020 and 2019, respectively.

DWS Share-Based Compensation Plans

The DWS Group made grants of share-based compensation under the DWS Equity Plan. This plan represents a contingent right to receive a cash payment by referencing to the value of DWS shares during a specified time period.

In September 2018 one-off IPO related awards under the DWS Stock Appreciation Rights (SAR) Plan were granted to all DWS employees. A limited number of DWS senior managers were granted a one-off IPO-related Performance Share Unit (PSU) under the DWS Equity Plan instead. For members of the Executive Board, one-off IPO-related awards under the DWS Equity Plan were granted in January 2019.

The DWS SAR Plan represents a contingent right to receive a cash payment equal to any appreciation (or gain) in the value of a set number of notional DWS shares over a fixed period of time. This award does not provide any entitlement to receive DWS shares, voting rights or associated dividends.

The DWS Equity Plan is a phantom share plan representing a contingent right to receive a cash payment by referencing to the value of DWS shares during a specified period of time.

The award recipient for any share-based compensation plan is not entitled to receive dividends during the vesting period of the award.

The share awards granted under the terms and conditions of any share-based compensation plan are forfeited fully or partly if the recipient voluntarily terminates employment before the end of the relevant vesting period (or the end of the retention period for Upfront Awards). Vesting usually continues after termination of employment in cases such as redundancy or retirement.

The following table sets forth the basic terms of the DWS share-based plans:

Grant year(s)	Award Type	Vesting schedule	Eligibility
2019 / 2020 DWS Equity Plan	Annual Awards	1/3: 12 months[2] 1/3: 24 months[2] 1/3: 36 months[2]	Select employees as annual performance-based compensation
	Annual Awards (Senior Management)	1/5: 12 months[2] 1/5: 24 months[2] 1/5: 36 months[2] 1/5: 48 months[2] 1/5: 60 months[2]	Members of the Executive Board
	Annual Award - Upfront	Vesting immediately at grant[2]	Regulated employees
	Retention/New Hire	Individual specification	Select employees to attract and retain the best talent
	Performance Share Unit (PSU) Award (one-off IPO related award granted 1 January 2019)[1]	1/3: March 2022[2] 1/3: March 2023[2] 1/3: March 2024[2]	Members of the Executive Board
2018 DWS Equity Plan	Retention/New Hire	Individual specification	Select employees to attract and retain the best talent
	Performance Share Unit (PSU) Award (one-off IPO related award)[1]	1/3: March 2022[2] 1/3: March 2023[2] 1/3: March 2024[2]	Select Senior Managers
2018 DWS SAR Plan	SAR Award (one-off IPO related award)	For non-MRTs: June 1, 2021[4]	all DWS employees[3]
For MRTs: March 1, 2023[2]

1The award and the number of units is subject to the achievement of pre-defined targets (Average Net flows (NNA)2019-2020 and FY 2020 Adjusted CIR (Cost Income Ratio).

2Depending on their individual regulatory status, a 6 months retention period (AIFMD/UCITS MRTs) or a 12-months retention period (InstVV MRTs) applies after vesting.

3Unless the employee received PSU Award.

4In 2020 two Early Exercise windows were offered to non-MRTs leading to accelerated vesting and exercise upon acceptance. For outstanding awards a 4-year exercise period applies following vesting / retention period.

The following table sets out the movements in share award units.

	DWS Equity Plan		DWS SAR Plan
	2020	2019	2020		2019
Share units (in thousands)	Number of Awards	Number of Awards	Number of Awards	Weighted-average exercise price	Number of Awards	Weighted-average exercise price
Outstanding at beginning of year	2,040	1,248	2,087[1]	€ 24.65	2,192	€ 24.65
Granted	805	1,003	0	-	0	-
Issued or Exercised	(368)	(186)	(766)	€ 24.65	0	-
Forfeited	(54)	(42)	(52)	€ 24.65	(110)	€ 24.65
Expired	0	0	0	-	0	-
Other Movements	(6)	16	(14)	€ 24.65	4	€ 24.65
Outstanding at end of year	2,418	2,040	1,254	€ 24.65	2,087[1]	€ 24.65
Of which, exercisable	0	0	0	-	0	-

1DWS SAR Plan share Units outstanding at the end of year 2019 restated.

The following table sets out key information regarding awards granted, released and remaining in the year.

	2020			2019
	Weighted average fair value per award granted in year	Weighted average share price at release/ exercise in year	Weighted average remaining contractual life in years	Weighted average fair value per award granted in the year	Weighted average share price at release/ exercise in year	Weighted average remaining contractual life in years
DWS Equity Plan	€ 29.07	€ 34.88	2	€ 20.98	€ 26.33	3
DWS SAR Plan	n/a	€ 31.95	5	n/a	n/a	6

The fair value of outstanding share-based awards was approximately € 85 million and € 64 million as of December 31, 2020 and 2019, respectively. Of the awards, approximately € 61 million and € 35 million has been recognised in the income statement up to the period ending 2020 and 2019 respectively, of which € 21 million and € 12 million relate to fully vested awards. Total unrecognised expense related to share-based plans was approximately € 25 million and € 29 million as of December 31, 2020 and 2019 respectively, dependent on future share price development.

The PSU Award has performance conditions which will determine the number of units which can ultimately vest under the award. These performance conditions are linked to the DWS Group strategy, specifically with regards to the target for net inflows and the adjusted cost income ratio. Based on the outcome of the performance conditions, it was confirmed that 100 % of the units originally granted remain subject to continued vesting.

During the year, eligible employees were invited to exercise their SAR Awards as part of two distinct Early Exercise Offers in 2020. SAR Awards which were not exercised continue to be subject to the terms and conditions of the DWS SAR Plan Rules, including forfeiture provisions.

The fair value of the SAR Equity Plan awards is measured using the Black-Scholes formula. The liabilities incurred are re-measured at the end of each reporting period until settlement. The principal inputs being the market value on reporting date, discounted for any dividends foregone over the holding periods of the award, and adjustment for expected and actual levels of vesting which includes estimating the number of eligible employees leaving the Group and number of employees eligible for early retirement. The inputs used in the measurement of the fair values at grant date and measurement date of the SAR Equity Plan awards were as follows.

	Measurement date Dec 31, 2020	Measurement date Dec 31, 2019
Units (in thousands)	1,254	2,087
Fair value	€ 10.68	€ 8.19
Share price	€ 34.80	€ 31.70
Exercise price	€ 24.65	€ 24.65
Expected volatility (weighted-average)	33%	34%
Expected life (weighted-average) in years	5	6
Expected dividends (% of income)	65%	65%

Given the limited years of DWS share price volatility and the absence of implied volatility actively traded in the market, the expected volatility of the DWS share price has been based on an evaluation of the historical volatility for a comparable peer group over the preceding 5-year period. The expected dividend level is linked to the latest DWS Group communication.

Post-employment Benefit Plans

Nature of Plans

The Group sponsors a number of post-employment benefit plans on behalf of its employees, both defined contribution plans and defined benefit plans. The Group’s plans are accounted for based on the nature and substance of the plan. Generally, for defined benefit plans the value of a participant’s accrued benefit is based on each employee’s remuneration and length of service; contributions to defined contribution plans are typically based on a percentage of each employee’s remuneration. The rest of this note focuses predominantly on the Group’s defined benefit plans.

The Group’s defined benefit plans are primarily described on a geographical basis, reflecting differences in the nature and risks of benefits, as well as in the respective regulatory environments. In particular, the requirements set by local regulators can vary significantly and determine the design and financing of the benefit plans to a certain extent. Key information is also shown based on participant status, which provides a broad indication of the maturity of the Group’s obligations.

	Dec 31, 2020
in € m.	Germany	UK	U.S.	Other	Total
Defined benefit obligation related to
Active plan participants	4,950	706	236	648	6,540
Participants in deferred status	2,639	2,876	561	111	6,187
Participants in payment status	5,943	1,335	530	272	8,080
Total defined benefit obligation	13,532	4,917	1,327	1,031	20,807
Fair value of plan assets	12,658	5,705	1,107	987	20,457
Funding ratio (in %)	94%	116%	83%[1]	96%	98%

1US Total defined benefit obligation is inclusive of the unfunded US Medicare Plan (€ 168 million) in addition to defined benefit pension plans. The US defined benefit pension funding ratio excluding Medicare is 96%.

	Dec 31, 2019
in € m.	Germany	UK	U.S.	Other	Total
Defined benefit obligation related to
Active plan participants	5,031	680	282	650	6,643
Participants in deferred status	2,483	2,569	593	119	5,764
Participants in payment status	5,756	1,438	543	274	8,011
Total defined benefit obligation	13,270	4,687	1,418	1,043	20,418
Fair value of plan assets	11,915	5,615	1,143	982	19,655
Funding ratio (in %)	90%	120%	81%[1]	94%	96%

1US Total defined benefit obligation is inclusive of the unfunded US Medicare Plan (€ 181 million) in addition to defined benefit pension plans. The US defined benefit pension funding ratio excluding Medicare is 92%.

The majority of the Group’s defined benefit plan obligations relate to Germany, the United Kingdom and the United States. Within the other countries, the largest obligation relates to Switzerland. In Germany and some continental European countries, post-employment benefits are usually agreed on a collective basis with respective employee workers councils, unions or their equivalent. The Group’s main pension plans are governed by boards of trustees, fiduciaries or their equivalent.

Post-employment benefits can form an important part of an employee’s total remuneration. The Group’s approach is that their design shall be attractive to employees in the respective market, but sustainable for the Group to provide over the longer term. At the same time, the Group tries to limit its risks related to provision of such benefits. Consequently the Group has moved to offer defined contribution plans in many locations over recent years.

In the past the Group typically offered pension plans based on final pay prior to retirement. These types of benefits still form a significant part of the pension obligations for participants in deferred and payment status. Currently, in Germany and the United States, the main defined benefit pension plans for active staff are cash account type plans where the Group credits an annual amount to individual accounts based on an employee’s current compensation. Dependent on the plan rules, the accounts increase either at a fixed interest rate or participate in market movements of certain underlying investments to limit the investment risk for the Group. Sometimes, in particular in Germany, there is a guaranteed benefit amount within the plan rules, e.g. payment of at least the amounts contributed. Upon retirement, beneficiaries may usually opt for a lump sum, a fixed number of annual instalments or for conversion of the accumulated account balance into a life annuity. This conversion is often based on market conditions and mortality assumptions at retirement.

The Group also sponsors retirement and termination indemnity plans in several countries, as well as some post-employment medical plans for a number of current and retired employees, mainly in the United States. The post-employment medical plans typically pay fixed percentages of medical expenses of eligible retirees after a set deductible has been met. In the United States, once a retiree is eligible for Medicare, the Group contributes to a Health Reimbursement Account and the retiree is no longer eligible for the Group’s medical program. The Group’s total defined benefit obligation for post-employment medical plans was € 202 million and € 220 million at December 31, 2020 and December 31, 2019, respectively. In combination with the benefit structure, these plans represent limited risk for the Group, given the nature and size of the post-retirement medical plan liabilities of € 202 million versus the size of the Group’s balance sheet at year end 2020.

The following amounts of expected benefit payments from the Group’s defined benefit plans include benefits attributable to employees’ past and estimated future service, and include both amounts paid from the Group’s external pension trusts and paid directly by the Group in respect of unfunded plans.

in € m.	Germany	UK	U.S.	Other	Total
Actual benefit payments 2020	456	160	96	80	792
Benefits expected to be paid 2021	505	134	70	59	768
Benefits expected to be paid 2022	503	98	71	56	728
Benefits expected to be paid 2023	521	110	74	55	760
Benefits expected to be paid 2024	536	118	74	59	787
Benefits expected to be paid 2025	551	131	75	57	814
Benefits expected to be paid 2026 – 2030	2,949	762	376	281	4,368
Weighted average duration of defined benefit obligation (in years)	14	20	11	12	15

Multi-employer Plans

In Germany, the Group is a member of the BVV Versicherungsverein des Bankgewerbes a.G. (BVV) together with other financial institutions. The BVV offers retirement benefits to eligible employees in Germany as a complement to post-employment benefit promises of the Group. Both employers and employees contribute on a regular basis to the BVV. The BVV provides annuities of a fixed amount to individuals on retirement and increases these fixed amounts if surplus assets arise within the plan. According to legislation in Germany, the employer is ultimately liable for providing the benefits to its employees. An increase in benefits may also arise due to additional obligations to retirees for the effects of inflation. BVV is a multi-employer defined benefit plan. However, in line with industry practice, the Group accounts for it as a defined contribution plan since insufficient information is available to identify assets and liabilities relating to the Group’s current and former employees, primarily because the BVV does not fully allocate plan assets to beneficiaries nor to member companies.

Governance and Risk

The Group maintains a Pensions Committee to oversee its pension and related risks on a global basis. This Committee meets quarterly and reports directly to the Senior Executive Compensation Committee.

Within this context, the Group develops and maintains guidelines for governance and risk management, including funding, asset allocation and actuarial assumption setting. In this regard, risk management means the management and control of risks for the Group related to market developments (e.g., interest rate, credit spread, price inflation), asset investment, regulatory or legislative requirements, as well as monitoring demographic changes (e.g., longevity). Especially during and after acquisitions or changes in the external environment (e.g., legislation, taxation), topics such as the general plan design or potential plan amendments are considered. Any plan changes follow a process requiring approval by Group Human Resources. To the extent that pension plans are funded, the assets held mitigate some of the liability risks, but introduce investment risk.

In the Group’s key pension countries, the Group’s largest post-employment benefit plan risk exposures relate to potential changes in credit spreads, interest rates, price inflation and longevity, although these have been partially mitigated through the investment strategy adopted.

Overall, the Group seeks to minimize the impact of pensions on the Group’s financial position from market movements, subject to balancing the trade-offs involved in financing post-employment benefits, regulatory capital and constraints from local funding or accounting requirements. The Group measures its pension risk exposures on a regular basis using specific metrics developed by the Group for this purpose.

Funding

The Group maintains various external pension trusts to fund the majority of its defined benefit plan obligations. The Group’s funding principle is to maintain funding of the defined benefit obligation by plan assets within a range of 90 % to 100 % of the obligation, subject to meeting any local statutory requirements. The Group has also determined that certain plans should remain unfunded, although their funding approach is subject to periodic review, e.g. when local regulations or practices change. Obligations for the Group’s unfunded plans are accrued on the balance sheet.

For most of the externally funded defined benefit plans there are local minimum funding requirements. The Group can decide on any additional plan contributions, with reference to the Group’s funding principle. There are some locations, e.g. the United Kingdom, where the trustees and the Bank jointly agree contribution levels. In most countries the Group expects to receive an economic benefit from any plan surpluses of plan assets compared to defined benefit obligations, typically by way of reduced future contributions. Given the relatively high funding level and the investment strategy adopted in the Group’s key funded defined benefit plans, any minimum funding requirements that may apply are not expected to place the Group under any material adverse cash strain in the short term. With reference to the Group’s funding principle, the Group considers not re-claiming benefits paid from the Group’s assets as an equivalent to making cash contributions into the external pension trusts during the year.

For post-retirement medical plans, the Group accrues for obligations over the period of employment and pays the benefits from Group assets when the benefits become due.

Actuarial Methodology and Assumptions

December 31 is the measurement date for all plans. All plans are valued by independent qualified actuaries using the projected unit credit method. A Group policy provides guidance to ensure consistency globally on setting actuarial assumptions which are finally determined by the Group’s Pensions Committee. Senior management of the Group is regularly informed of movements and changes in key actuarial assumptions.

The key actuarial assumptions applied in determining the defined benefit obligations at December 31 are presented below in the form of weighted averages.

	Dec 31, 2020				Dec 31, 2019
	Germany	UK	U.S.[1]	Other	Germany	UK	U.S.[1]	Other
Discount rate (in %)	0.60%	1.26%	2.31%	1.51%	0.93%	1.91%	3.16%	1.92%
Rate of price inflation (in %)	1.29%	3.22%	2.10%	1.54%	1.40%	3.29%	2.20%	1.70%
Rate of nominal increase in future compensation levels (in %)	1.79%	3.72%	2.20%	2.57%	1.90%	3.79%	2.30%	2.71%
Rate of nominal increase for pensions in payment (in %)	1.19%	3.08%	2.10%	0.86%	1.30%	3.19%	2.20%	0.91%

Assumed life expectancy at age 65
For a male aged 65 at measurement date	21.2	23.5	21.8	22.0	21.1	23.4	22.0	21.9
For a female aged 65 at measurement date	23.5	25.0	23.2	24.2	23.4	24.9	23.4	24.1
For a male aged 45 at measurement date	22.5	24.5	23.2	23.3	22.5	24.4	23.5	23.3
For a female aged 45 at measurement date	24.6	26.4	24.5	25.6	24.5	26.2	24.9	25.5

Mortality tables applied	Modified Richttafeln Heubeck 2018G	SAPS (S3) Very Light with CMI 2019 projections	PRI-2012 with MP-2020 projection	Country specific tables	Modified Richttafeln Heubeck 2018G	SAPS (S3) Light with CMI 2018 projections	PRI-2012 with MP-2019 projection	Country specific tables

[1]Cash balance interest crediting rate in line with the 30-year US government bond yield.

For the Group’s most significant pension plans in the key countries, the discount rate used at each measurement date is set based on a high quality corporate bond yield curve, which is derived using a bond universe sourced from reputable third-party index data providers and rating agencies, and reflects the timing, amount and currency of the future expected benefit payments for the respective plan. A review of the Eurozone discount rate derivation was instigated in March 2020 following unprecedented market turmoil, which resulted in several refinements to the methodology being implemented in 2020, initially in Q1 and more fundamentally in Q4 with the introduction of an internally produced DB Proprietary curve, which was employed as the basis for discounting the defined benefit obligation from December 31, 2020. Compared to the curve deployed at December 31, 2019, the DB Proprietary curve results in a defined benefit obligation that is €[20]m higher, with the impact recognised through Other Comprehensive Income. The defined benefit obligation was € [435] million lower as at December 31, 2020 compared to curve utilised as at June 30, 2020. Due to the change in discount rate methodology and other effects, the Group’s net pension liability for the German pension plans was reduced by € 481 million from € 1,355 million as of December 31, 2019 to € 874 million as of December 31, 2020.

The price inflation assumptions in the Eurozone and the United Kingdom are set with reference to market measures of inflation based on inflation swap rates in those markets at each measurement date. For other countries, the price inflation assumptions are typically based on long term forecasts by Consensus Economics Inc.

The assumptions for the increases in future compensation levels and for increases to pensions in payment are developed separately for each plan, where relevant. Each is set based on the price inflation assumption and reflecting the Group’s reward structure or policies in each market, as well as relevant local statutory and plan-specific requirements.

Among other assumptions, mortality assumptions can be significant in measuring the Group’s obligations under its defined benefit plans. These assumptions have been set in accordance with current best estimate in the respective countries. Future potential improvements in longevity have been considered and included where appropriate. Due to the long term nature of mortality assumptions and lack of clarity over the longer term impacts of the pandemic on health outcomes, there has been no specific allowance for the impact of COVID19 in any region, other than for recent experience captured as part of the annual valuation process.

In the financial year ended December 31, 2020, the Group recognized a € 48 million of past service credit in connection with the inclusion of a lump-sum payment option to one of the German retirement benefit arrangements primarily in the Private Bank division. This reduction in defined benefit plan obligations was reported as part of Compensation and benefits in the Consolidated Statement of Income.

Reconciliation in Movement of Liabilities and Assets – Impact on Financial Statements

	2020
in € m.	Germany	UK	U.S.	Other	Total
Change in the present value of the defined benefit obligation:
Balance, beginning of year	13,270	4,687	1,418	1,043	20,418
Defined benefit cost recognized in Profit & Loss
Current service cost	200	28	12	42	282
Interest cost	122	85	43	18	268
Past service cost and gain or loss arising from settlements	(22)[1]	11	0	0	(11)
Defined benefit cost recognized in Other Comprehensive Income
Actuarial gain or loss arising from changes in financial assumptions	536	600	75	39	1,250
Actuarial gain or loss arising from changes in demographic assumptions	110	(11)	(9)	2	92
Actuarial gain or loss arising from experience	(73)	(68)	3	(14)	(152)
Cash flow and other changes
Contributions by plan participants	4	0	0	15	19
Benefits paid	(456)	(160)	(96)	(80)	(792)
Payments in respect to settlements	0	0	0	0	0
Acquisitions/Divestitures	(158)[2]	0	0	0	(158)
Exchange rate changes	0	(255)	(119)	(36)	(410)
Other	(1)	0	0	2	1
Balance, end of year	13,532	4,917	1,327	1,031	20,807
thereof:
Unfunded	0	15	195	105	315
Funded	13,532	4,902	1,132	926	20,492

Change in fair value of plan assets:
Balance, beginning of year	11,915	5,615	1,143	982	19,655
Defined benefit cost recognized in Profit & Loss
Interest income	111	101	34	17	263
Defined benefit cost recognized in Other Comprehensive Income
Return from plan assets less interest income	777	456	60	42	1,335
Cash flow and other changes
Contributions by plan participants	4	0	0	15	19
Contributions by the employer	444	0	56	28	528
Benefits paid[3]	(456)	(159)	(84)	(65)	(764)
Payments in respect to settlements	0	0	0	0	0
Acquisitions/Divestitures	(137)[2]	0	0	0	(137)
Exchange rate changes	0	(303)	(99)	(31)	(433)
Other	0	0	0	0	0
Plan administration costs	0	(5)	(3)	(1)	(9)
Balance, end of year	12,658	5,705	1,107	987	20,457
Funded status, end of year	(874)	788	(220)	(44)	(350)

Change in irrecoverable surplus (asset ceiling)
Balance, beginning of year	0	0	0	(40)	(40)
Interest cost	0	0	0	0	0
Changes in irrecoverable surplus	0	0	0	2	2
Exchange rate changes	0	0	0	0	0
Balance, end of year	0	0	0	(38)	(38)

Net asset (liability) recognized	(874)	788	(220)	(82)	(388)

[1]Contains a past service credit of € 48 million due to the introduction of a capital option for a specific plan sponsored by former Postbank.

[2] Postbank Systems AG.

[3]For funded plans only.

[4]Thereof € 877 million recognized in Other assets and € 1,265 million in Other liabilities.

	2019
in € m.	Germany	UK	U.S.	Other	Total
Change in the present value of the defined benefit obligation:
Balance, beginning of year	11,953	3,868	1,337	962	18,120
Defined benefit cost recognized in Profit & Loss
Current service cost	192	26	14	44	276
Interest cost	201	106	56	26	389
Past service cost and gain or loss arising from settlements	19	3	0	(12)	10
Defined benefit cost recognized in Other Comprehensive Income
Actuarial gain or loss arising from changes in financial assumptions	1,179	582	112	67	1,940
Actuarial gain or loss arising from changes in demographic assumptions	125[1]	(105)	(11)	(1)	8
Actuarial gain or loss arising from experience	43	113	(8)	(5)	143
Cash flow and other changes
Contributions by plan participants	4	0	0	17	21
Benefits paid[2]	(446)	(154)	(109)	(73)	(782)
Payments in respect to settlements	0	0	0	(11)	(11)
Acquisitions/Divestitures	0	0	0	0	0
Exchange rate changes	0	248	27	24	299
Other	0	0	0	5	5
Balance, end of year	13,270	4,687	1,418	1,043	20,418
thereof:
Unfunded	0	16	210	121	347
Funded	13,270	4,671	1,208	922	20,071

Change in fair value of plan assets:
Balance, beginning of year	10,877	4,884	1,074	892	17,727
Defined benefit cost recognized in Profit & Loss
Interest income	185	134	44	23	386
Defined benefit cost recognized in Other Comprehensive Income
Return from plan assets less interest income	137	448	80	54	719
Cash flow and other changes
Contributions by plan participants	4	0	0	18	22
Contributions by the employer	1,158	0	22	25	1,205
Benefits paid[1]	(446)	(153)	(96)	(56)	(751)
Payments in respect to settlements	0	0	0	0	0
Acquisitions/Divestitures	0	0	0	0	0
Exchange rate changes	0	304	22	27	353
Other	0	0	0	0	0
Plan administration costs	0	(2)	(3)	(1)	(6)
Balance, end of year	11,915	5,615	1,143	982	19,655
Funded status, end of year	(1,355)	928	(275)	(61)	(763)

Change in irrecoverable surplus (asset ceiling)
Balance, beginning of year	0	0	0	(25)	(25)
Interest cost	0	0	0	0	0
Changes in irrecoverable surplus	0	0	0	(14)	(14)
Exchange rate changes	0	0	0	(1)	(1)
Balance, end of year	0	0	0	(40)	(40)

Net asset (liability) recognized	(1,355)	928	(275)	(101)	(803)[3]

[1]Resulting predominantly from updated mortality assumptions (modified Heubeck 2018G instead of Heubeck 2018G).

[2]For funded plans only.

[3]Thereof € 1,011 million recognized in Other assets and € 1,814 million in Other liabilities.

There are no reimbursement rights for the Group.

Investment Strategy

The Group’s investment objective is to protect the Group from adverse impacts of its defined benefit pension plans on key financial metrics. In the past, the primary focus has been on protecting the plans’ IFRS funded status in the case of adverse market scenarios. While there has been a shift in the investment strategy in selected markets to balance competing key financial metrics the Group reverted to the IFRS driven investment strategy in 2019. Investment managers manage pension assets in line with investment mandates or guidelines as agreed with the pension plans’ trustees and investment committees.

For key defined benefit plans for which the Bank aims to protect the IFRS funded status, the Group applies a liability driven investment (LDI) approach. Risks from mismatches between fluctuations in the present value of the defined benefit obligations and plan assets due to capital market movements are minimized, subject to balancing relevant trade-offs. This is achieved by allocating plan assets closely to the market risk factor exposures of the pension liability to interest rates, credit spreads and inflation. Thereby, plan assets broadly reflect the underlying risk profile and currency of the pension obligations.

Where the desired hedging level for market risks cannot be achieved with physical instruments (i.e., corporate and government bonds), derivatives are employed. Derivative overlays mainly include interest rate, inflation swaps and credit default swaps. Other instruments are also used, such as interest rate futures and options. In practice, a completely hedged approach is impractical, for instance because of insufficient market depth for ultra-long-term corporate bonds, as well as liquidity and cost considerations. Therefore, plan assets contain further asset categories to create long-term return enhancement and diversification benefits such as equity, real estate, high yield bonds or emerging markets bonds.

In 2020, the group entered into two buy-in transactions with a third party insurer to de-risk €1.2 billion of exposure to the UK defined benefit pension schemes funded from existing assets, with no additional employer contribution required. The recognition of the insurance policies as qualifying plan assets in Q1 and Q4 negatively impacted Other Comprehensive Income in the Group’s financial statement by approximately €115 million and €60 million, respectively.

Plan asset allocation to key asset classes

The following table shows the asset allocation of the Group’s funded defined benefit plans to key asset classes, i.e. exposures include physical securities in discretely managed portfolios and underlying asset allocations of any commingled funds used to invest plan assets.

Asset amounts in the following table include both “quoted” (i.e., Level 1 assets in accordance with IFRS 13 – amounts invested in markets where the fair value can be determined directly from prices which are quoted in active, liquid markets) and “other” (i.e., Level 2 and 3 assets in accordance with IFRS 13) assets.

	Dec 31, 2020					Dec 31, 2019
in € m.	Germany	UK	U.S.	Other	Total	Germany	UK	U.S.	Other	Total
Cash and cash equivalents	290	504	67	57	918	340	292	57	64	753
Equity instruments[1]	899	609	126	57	1,691	875	643	116	53	1,687
Investment-grade bonds[2]
Government	2,829	1,048[3]	422	167	4,466	2,508	1,633	432	202	4,775
Non-government bonds	6,144	2,034[3]	387	258	8,823	5,921	2,847	425	216	9,409
Non-investment-grade bonds
Government	99	2	1	18	120	125	7	1	16	149
Non-government bonds	236	107	37	28	408	259	124	17	17	417
Securitized and other Debt Investments	1	122	73	0	196	1	157	67	1	226
Insurance	1	1,248[3]	0	13	1,262	0	0	0	15	15
Alternatives
Real estate	443	37	0	79	559	361	42	0	67	470
Commodities	24	0	0	0	24	0	0	0	0	0
Private equity	72	0	0	23	95	63	0	0	25	88
Other[4]	1,406	0	0	271	1,677	1,579	0	0	284	1,863
Derivatives (Market Value)
Interest rate	78	(18)	(3)	0	57	(263)	35	10	7	(211)
Credit	115	(107)	15	1	24	110	1	19	1	131
Inflation	0	(109)	0	11	(98)	26	(126)	0	11	(89)
Foreign exchange	20	3	0	4	27	6	4	0	3	13
Other	1	225	(18)	0	208	4	(44)	(1)	0	(41)
Total fair value of plan assets	12,658	5,705	1,107	987	20,457	11,915	5,615	1,143	982	19,655

[1]Allocation of equity exposure is broadly in line with the typical index in the respective market, e.g. the equity portfolio’s benchmark of the UK retirement benefit plans is the MSCI All Countries World Index.

[2]Investment-grade means BBB and above. Average credit rating exposure for the Group’s main plans is around A.

[3]The movement from 2019 to 2020 is the result of the de-risking activity for the UK pension plans to reduce impact from the defined benefit plan exposure for the Group.

[4]Amongst others this position contains commingled funds which could not be segregated into the other asset categories.

The following table sets out the Group’s funded defined benefit plan assets only invested in “quoted” assets, i.e. Level 1 assets in accordance with IFRS 13.

	Dec 31, 2020					Dec 31, 2019
in € m.	Germany	UK	U.S.	Other	Total	Germany	UK	U.S.	Other	Total
Cash and cash equivalents	226	504	63	26	819	339	292	54	30	715
Equity instruments[1]	760	609	126	45	1,540	758	643	116	42	1,559
Investment-grade bonds[2]
Government	1,107	989[3]	417	56	2,569	1,115	1,618	426	36	3,195
Non-government bonds	0	0	0	0	0	0	0	0	0	0
Non-investment-grade bonds
Government	0	0	0	5	5	0	0	0	3	3
Non-government bonds	0	0	0	0	0	0	0	0	0	0
Securitized and other Debt Investments	0	0	0	0	0	0	0	0	0	0
Insurance	0	0	0	0	0	0	0	0	0	0
Alternatives
Real estate	0	0	0	0	0	0	0	0	0	0
Commodities	0	0	0	0	0	0	0	0	0	0
Private equity	0	0	0	0	0	0	0	0	0	0
Other	0	0	0	0	0	0	0	0	0	0
Derivatives (Market Value)
Interest rate	0	1	(15)	0	(14)	0	34	(19)	8	23
Credit	0	(107)	0	0	(107)	0	1	0	0	1
Inflation	0	0	0	11	11	0	(125)	0	10	(115)
Foreign exchange	0	4	0	0	4	0	4	0	0	4
Other	1	0	0	0	1	4	0	0	0	4
Total fair value of quoted plan assets	2,094	2,000	591	143	4,828	2,216	2,467	577	129	5,389

[1]Allocation of equity exposure is broadly in line with the typical index in the respective market, e.g. the equity portfolio’s benchmark of the UK retirement benefit plans is the MSCI All Countries World Index.

[2]Investment-grade means BBB and above. Average credit rating exposure for the Group’s main plans is around A.

[3]The movement from 2019 to 2020 is the result of the de-risking activity for the UK pension plans to reduce impact from the defined benefit plan exposure for the Group.

The following tables show the asset allocation of the “quoted” and “other” defined benefit plan assets by key geography in which they are invested.

	Dec 31, 2020
in € m.	Germany	United Kingdom	United States	Other Eurozone	Other developed countries	Emerging markets	Total
Cash and cash equivalents	(7)	396	170	308	20	31	918
Equity instruments	209	70	703	270	336	103	1,691
Government bonds (investment-grade and above)	1,018	979	470	1,150	292	557	4,466
Government bonds (non-investment-grade)	2	0	0	7	11	100	120
Non-government bonds (investment-grade and above)	639	1,601	2,685	3,265[1]	554	79	8,823
Non-government bonds (non-investment-grade)	1	52	46	292	8	8	407
Securitized and other Debt Investments	1	99	82	12	0	2	196
Subtotal	1,863	3,197	4,156	5,304	1,221	880	16,621
Share (in %)	11%	19%	25%	32%	7%	5%	100%
Other asset categories							3,836[2]
Fair value of plan assets							20,457

[1]Majority of this amount relates to bonds of French, Dutch and Italian corporates.

[2]The movement from 2019 to 2020 is the result of the de-risking activity for the UK pension plans to reduce impact from the defined benefit plan exposure for the Group.

	Dec 31, 2019
in € m.	Germany	United Kingdom	United States	Other Eurozone	Other developed countries	Emerging markets	Total
Cash and cash equivalents	5	224	122	342	27	33	753
Equity instruments	186	101	703	285	291	121	1,687
Government bonds (investment-grade and above)	868	1,477	550	1,003	329	548	4,775
Government bonds (non-investment-grade)	0	6	1	7	13	122	149
Non-government bonds (investment-grade and above)	738	2,110	2,662	3,201[1]	612	86	9,409
Non-government bonds (non-investment-grade)	4	45	24	297	41	6	417
Securitized and other Debt Investments	1	98	104	14	6	3	226
Subtotal	1,802	4,061	4,166	5,149	1,319	919	17,416
Share (in %)	10%	23%	24%	30%	8%	5%	100%
Other asset categories							2,239
Fair value of plan assets							19,655

[1]Majority of this amount relates to bonds of French, Dutch and Italian corporate bonds.

Plan assets include derivative transactions with Group entities with a positive market value of around € 210 million at December 31, 2020 and a negative market value of around € 252 million December 31, 2019, respectively. There is neither a material amount of securities issued by the Group nor other claims on Group assets included in the fair value of plan assets. The plan assets do not include any real estate which is used by the Group.

In addition, the Group estimates and allows for uncertain income tax positions which may have an impact on the Group’s plan assets. Significant judgment is required in making these estimates and the Group’s final net liabilities may ultimately be materially different.

We are currently involved in a legal dispute with the German tax authorities in relation to the tax treatment of certain income received with respect to our pension plan assets. The proceeding is pending in front of the German supreme fiscal court (Bundesfinanzhof). A court hearing is scheduled for March 15, 2021. Should the court ultimately rule in favor of the German tax authorities, the outcome could have a material effect on our comprehensive income and financial condition.

Key Risk Sensitivities

The Group’s defined benefit obligations are sensitive to changes in capital market conditions and actuarial assumptions. Sensitivities to capital market movements and key assumption changes are presented in the following table. Each market risk factor or assumption is changed in isolation. Sensitivities of the defined benefit obligations are approximated using geometric extrapolation methods based on plan durations for the respective assumption. Duration is a risk measure that indicates the broad sensitivity of the obligations to a change in an underlying assumption and provides a reasonable approximation for small to moderate changes in those assumptions.

For example, the interest rate duration is derived from the change in the defined benefit obligation to a change in the interest rate based on information provided by the local actuaries of the respective plans. The resulting duration is used to estimate the remeasurement liability loss or gain from changes in the interest rate. For other assumptions, a similar approach is used to derive the respective sensitivity results.

For defined benefit pension plans, changes in capital market conditions will impact the plan obligations via actuarial assumptions – mainly interest rate and price inflation rate – as well as the plan assets. Where the Group applies a LDI approach, the Bank’s overall exposure to changes is reduced. Consequently, to aid understanding of the Group’s risk exposures related to key capital market movements, the net impact of the change in the defined benefit obligations and plan assets due to a change of the related market risk factor or underlying actuarial assumption is shown; for sensitivities to changes in actuarial assumptions that do not impact the plan assets, only the impact on the defined benefit obligations is shown.

Asset-related sensitivities are derived for the Group’s major plans by using risk sensitivity factors determined by the Group’s Market Risk Management function. These sensitivities are calculated based on information provided by the plans’ investment managers and extrapolated linearly to reflect the approximate change of the plan assets’ market value in case of a change in the underlying risk factor.

The sensitivities illustrate plausible variations over time in capital market movements and key actuarial assumptions. The Group is not in a position to provide a view on the likelihood of these capital market or assumption changes. While these sensitivities illustrate the overall impact on the funded status of the changes shown, the significance of the impact and the range of reasonable possible alternative assumptions may differ between the different plans that comprise the aggregated results. Even though plan assets and plan obligations are sensitive to similar risk factors, actual changes in plan assets and obligations may not fully offset each other due to imperfect correlations between market risk factors and actuarial assumptions. Caution should be used when extrapolating these sensitivities due to non-linear effects that changes in capital market conditions and key actuarial assumptions may have on the overall funded status. Any management actions that may be taken to mitigate the inherent risks in the post-employment defined benefit plans are not reflected in these sensitivities.

	Dec 31, 2020				Dec 31, 2019
in € m.	Germany	UK	U.S.	Other	Germany	UK	U.S.	Other
Interest rate (–50 bp):
(Increase) in DBO	(970)	(520)	(45)	(60)	(970)	(500)	(45)	(60)
Expected increase in plan assets[1]	895	400	35	25	875	530	30	25
Expected net impact on funded status (de-) increase	(75)	(120)	(10)	(35)	(95)	30	(15)	(35)

Interest rate (+50 bp):
Decrease in DBO	900	470	40	55	905	450	30	55
Expected (decrease) in plan assets[1]	(895)	(400)	(35)	(25)	(875)	(530)	(30)	(25)
Expected net impact on funded status (de-) increase	5	70	5	30	30	(80)	0	30

Credit spread (–50 bp):
(Increase) in DBO	(970)	(520)	(75)	(65)	(970)	(500)	(80)	(65)
Expected increase in plan assets[1]	760	120	15	10	620	145	15	10
Expected net impact on funded status (de-) increase	(210)	(400)	(60)	(55)	(350)	(355)	(65)	(55)

Credit spread (+50 bp):
Decrease in DBO	900	470	70	60	905	450	75	60
Expected (decrease) in plan assets[1]	(760)	(120)	(15)	(10)	(620)	(145)	(15)	(10)
Expected net impact on funded status (de-) increase	140	350	55	50	285	305	60	50

Rate of price inflation (–50 bp):[2]
Decrease in DBO	320	390	0	20	335	360	0	20
Expected (decrease) in plan assets[1]	(235)	(255)	0	(10)	(185)	(305)	0	(10)
Expected net impact on funded status (de-) increase	85	135	0	10	150	55	0	10

Rate of price inflation (+50 bp):[2]
(Increase) in DBO	(330)	(425)	0	(20)	(345)	(385)	0	(20)
Expected increase in plan assets[1]	235	255	0	10	185	305	0	10
Expected net impact on funded status (de-) increase	(95)	(170)	0	(10)	(160)	(80)	0	(10)

Rate of real increase in future compensation levels (–50 bp):
Decrease in DBO, net impact on funded status	60	10	0	15	60	15	0	10

Rate of real increase in future compensation levels (+50 bp):
(Increase) in DBO, net impact on funded status	(60)	(10)	0	(15)	(60)	(15)	0	(15)

Longevity improvements by 10%:[3]
(Increase) in DBO, net impact on funded status	(325)	(160)	(30)	(15)	(320)	(145)	(30)	(15)

[1]Expected changes in the fair value of plan assets contain the simulated impact from the biggest plans in Germany, the UK, the U.S., Channel Islands, Switzerland and Belgium which cover over 99 % of the total fair value of plan assets. The fair value of plan assets for other plans is assumed to be unchanged for this presentation.

[2]Incorporates sensitivity to changes in pension benefits to the extent linked to the price inflation assumption.

[3]Estimated to be equivalent to an increase of around 1 year in overall life expectancy.

Expected cash flows

The following table shows expected cash flows for post-employment benefits in 2021, including contributions to the Group’s external pension trusts in respect of funded plans, direct payment to beneficiaries in respect of unfunded plans, as well as contributions to defined contribution plans.

2021
in € m.	Total
Expected contributions to
Defined benefit plan assets	285
BVV	60
Other defined contribution plans	245
Expected benefit payments for unfunded defined benefit plans	25
Expected total cash flow related to post-employment benefits	615

Expense of employee benefits

The following table presents a breakdown of specific expenses according to the requirements of IAS 19 and IFRS 2.

in € m.	2020	2019	2018
Expenses for defined benefit plans:
Service cost[1]	246	272	259
Net interest cost (income)	5	2	4
Total expenses defined benefit plans	251	274	263
Expenses for defined contribution plans:
BVV	60	63	62
Other defined contribution plans	243	244	246
Total expenses for defined contribution plans	303	307	308
Total expenses for post-employment benefit plans	554	581	571
Employer contributions to state-mandated pension plans
Pensions related payments social security in Germany	233	231	236
Contributions to pension fund for Postbank´s postal civil servants	79	85	88
Further pension related state-mandated benefit plans	245	249	246
Total employer contributions to state-mandated benefit plans	557	565	570
Expenses for share-based payments:
Expenses for share-based payments, equity settled[2]	318	549	560
Expenses for share-based payments, cash settled[2]	49	39	1
Expenses for cash retention plans[2]	329	516	481
Expenses for severance payments[3]	184	92	137

[1]Severance related items under Service Costs were reclassified to Expenses for Severance payments. Therefore previous periods were adjusted as well.

[2]Including expenses for new hire awards and the acceleration of expenses not yet amortized due to the discontinuation of employment including those amounts which are recognized as part of the Group’s restructuring expenses.

[3]Excluding the acceleration of expenses for deferred compensation awards not yet amortized. Severance related items under Service Costs were reclassified to Expense for Severance payments. Prior year numbers have been restated.